IMPORTANT INFORMATION REGARDING THE FEDERATED FUNDS

SUPPLEMENT TO CURRENT STATEMENTS OF ADDITIONAL INFORMATION
Under the heading entitled “ Securities in Which the Fund Invests” and the sub-heading “SECURITIES DESCRIPTIONS AND TECHNIQUES,” please revise the disclosure regarding “Swap Contracts (A Type of Derivative)” as follows:
“Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Underlying Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Beginning on June 10, 2013, regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Wall Street Reform and Consumer Protection Act will require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a CCP). To clear a swap with the CCP, the Fund will submit the swap to, and post collateral with a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. It may also enter into the swap with the FCM itself. The CCP, the FCM and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Common swap agreements that the Fund may use include:”
The Federated Funds include all of the following registrants and their portfolios (including any of their share classes):
federated equity funds
Federated Clover Small Value Fund
Federated Clover Value Fund
Federated International Strategic Value Dividend Fund
Federated MDT Mid-Cap Growth Strategies Fund (formerly, Federated Mid Cap Growth Strategies Fund)
Federated Prudent Bear Fund
Federated Strategic Value Dividend Fund
federated fixed income securities, inc.
Federated Municipal Ultrashort Fund
federated gnma trust
federated government income securities, inc.
federated income securities trust
Federated Fund for U.S. Government Securities
Federated Prudent DollarBear Fund
federated income trust
federated index trust
Federated Max-Cap Index Fund
Federated Mid-Cap Index Fund

federated insurance series
Federated Fund for U.S. Government Securities II
Federated Managed Tail Risk Fund II (formerly, Federated Capital Appreciation Fund II)
federated intermediate government fund, inc.
federated managed pool series
Federated High-Yield Strategy Portfolio
Federated International Bond Strategy Portfolio
Federated Mortgage Strategy Portfolio
federated mdt series
Federated MDT All Cap Core Fund
Federated MDT Large Cap Growth Fund
Federated MDT Small Cap Core Fund
Federated MDT Small Cap Growth Fund
federated municipal securities income trust
Federated Municipal High Yield Advantage Fund
federated total return government bond fund
federated total return series, inc.
Federated Mortgage Fund
federated world investment series, inc.
Federated International Small-Mid Company Fund
June 7, 2013
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451748 (6/13)